PRESS RELEASE - FOR IMMEDIATE RELEASE

CONTACT:  Kenneth R. Howe, Chief Financial Officer
                                 (248) 737-4190

        AGREE REALTY CORPORATION REPORTS SECOND QUARTER OPERATING RESULTS

SECOND QUARTER 2003 HIGHLIGHTS:

FINANCIAL INFORMATION

          o    Diluted FFO per share of $0.73
          o    10.8% increase in Funds from Operations
          o    11.9% increase in net income
          o    13.9% increase in revenues
          o    $0.485 per share regular quarterly dividend declared June 16,
               2003

         FARMINGTON HILLS, MI (July 24, 2003) - Agree Realty Corporation (NYSE:
ADC) today announced results for the quarter ended June 30, 2003. For the second quarter, funds from operations increased 10.8% to $3,784,000 compared with funds from operations in the second quarter of 2002 of $3,415,000. Diluted funds from operations per share increased 7.4% to $.73 per share compared with $0.68 per share for the second quarter of 2002. Net income increased 11.9% to $2,374,000, or $0.53 per share on a diluted basis, compared with net income for the second quarter of 2002 of $2,121,000, or $0.48 per share. Total revenues increased 13.9% to $7,086,000, compared with total revenues of $6,199,000 in the second quarter of 2002.

         For the six months ended June 30, 2003, funds from operations increased 12.0% to $7,421,000 compared with funds from operations for the six months ended June 30, 2002 of $6,624,000. Diluted funds from operations per share increased 9.1% to $1.44 per share compared with $1.32 per share for the six months ended June 30, 2002. Net income


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increased 13.7% to $4,618,000, or $1.03 per share on a diluted basis, compared with net income for the comparable period last year of $4,063,000, or $0.91 per share. Total revenues increased 14.0% to $14,105,000, compared with total revenues of $12,368,000 for the comparable period last year.

DIVIDEND

         The Company paid a cash dividend of $0.485 per share on July 15, 2003 to shareholders of record on June 30, 2003. The dividend is equivalent to an annualized dividend of $1.94 per share and represents a payout ratio of 66.4% of funds from operations for the quarter, down from 67.7% for the second quarter of 2002.

FINANCING

         In the second quarter of 2003 we extended the term of our $5 million line of credit with Standard federal Bank to April 30, 2004

PORTFOLIO RESULTS

         At June 30, 2003, Agree Realty Corporation's total assets were $184.1 million. At quarter-end the Company's portfolio consisted of 49 properties totaling 3.7 million square feet located in 13 states. The portfolio is 97% leased.

         Agree Realty Corporation considers portions of the information contained in this release to be forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 27E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Such statements are, by their nature, subject to certain risks and uncertainties. The Company cautions that, as a result of a number of factors, actual results could differ materially from those set forth in this presentation. Other risks, uncertainties and factors that could cause actual results to differ materially than those projected are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission, including Forms 8-K, 10-Q and 10-K.


         For additional information, visit the Company's home page on the Internet at http://www.agreerealty.com


                  Agree Realty Corporation
                  31850 Northwestern Highway
                  Farmington Hills, MI  48334
                  (248) 737-4190


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                            AGREE REALTY CORPORATION
           OPERATING RESULTS (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                  THREE MONTHS ENDED            SIX MONTHS ENDED
                                                                        JUNE 30,                     JUNE 30,
                                                              ------------------------------------------------------
                                                                  2003          2002           2003          2002
                                                              ------------------------------------------------------
REVENUE
         Basic rental                                            $ 6,299      $ 5,565         $12,511      $11,042
         Percent rent                                                 10            8              51           44
         Operating cost reimbursements                               777          625           1,541        1,278
         Management fees and other                                     -            1               2            4
                                                              ------------------------------------------------------
                   TOTAL REVENUE                                   7,086        6,199          14,105       12,368
                                                              ------------------------------------------------------
EXPENSES
         Real estate taxes                                           525          454           1,031          895
         Property operating expenses                                 457          278           1,119          826
         Land lease payments                                         185          185             369          369
         General and administrative                                  566          488           1,123          964
         Depreciation and amortization                             1,060          980           2,123        1,959
         Interest expense                                          1,675        1,546           3,259        3,023
                                                              ------------------------------------------------------
                   TOTAL EXPENSES                                  4,468        3,931           9,024        8,036
                                                              ------------------------------------------------------
         Other income                                                113          174             231          347
                                                              ------------------------------------------------------
                   INCOME BEFORE MINORITY INTEREST                 2,731        2,442           5,312        4,679
         Minority interest                                           357          321             694          616
                                                              ------------------------------------------------------
                   NET INCOME                                    $ 2,374      $ 2,121         $ 4,618      $ 4,063
                                                              ======================================================

                   NET INCOME PER SHARE                          $  0.53      $  0.48         $  1.03      $  0.91
                                                              ======================================================

RECONCILIATION OF FUNDS FROM OPERATIONS
  TO NET INCOME BEFORE MINORITY INTEREST
         Net income before minority interest                     $ 2,731      $ 2,442         $ 5,312      $ 4,679
         Depreciation of real estate assets                        1,039          956           2,080        1,911
         Amortization of leasing costs                                14           17              29           34
                                                              ------------------------------------------------------

              FUNDS FROM OPERATIONS                              $ 3,784      $ 3,415         $ 7,421      $ 6,624
                                                              ======================================================

              FUNDS FROM OPERATIONS PER SHARE                    $  0.73      $  0.68         $  1.44      $  1.32
                                                              ======================================================
         Weighted average number of shares
           and "OP" Units outstanding                              5,153        5,120           5,153        5,120
                                                              ======================================================


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                            Agree Realty Corporation
                   Consolidated Balance Sheets (in thousands)
                                   (Unaudited)

                                                             June 30,                Dec 31,
                                                               2003                   2002
                                                       -------------------------------------------
ASSETS

      Real estate investments, at cost                   $ 220,484                  $ 210,986
      Accumulated depreciation                             (39,527)                   (37,456)
      Cash and cash equivalents                                201                      1,096
      Accounts receivable                                      416                        785
      Investments in and advances to
          unconsolidated entities                              272                        315
      Deferred costs, net of amortization                    1,322                      1,425
      Other assets                                             950                      1,011
                                                       -------------------------------------------

           TOTAL ASSETS                                  $ 184,118                  $ 178,162
                                                       ===========================================

LIABILITIES AND STOCKHOLDERS' EQUITY

      Mortgages payable                                  $  78,072                  $  71,589
      Construction loans                                     5,585                      5,612
      Notes payable                                         37,458                     38,083
      Other liabilities                                      4,005                      4,468
                                                       -------------------------------------------

           TOTAL LIABILITIES                               125,120                    119,752
                                                       -------------------------------------------

           TOTAL MINORITY INTEREST                           5,831                      5,787
                                                       -------------------------------------------

      Common stock                                               1                          1
      Additional paid-in capital                            65,027                     64,507
      Accumulated deficit                                  (10,840)                   (11,136)
      Unearned compensation                                 (1,021)                      (749)
                                                       -------------------------------------------

           TOTAL STOCKHOLDERS' EQUITY                       53,167                     52,623
                                                       -------------------------------------------

                                                         $ 184,118                  $ 178,162
                                                       ===========================================